SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

        Date of report (Date of earliest event reported): April 12, 2000




                         DIME COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                   0-27782                     11-3297463
     (State or other            (Commission File              (IRS Employer
     jurisdiction of                Number)                Identification No.)
      incorporation)



                 209 Havemeyer Street, Brooklyn, New York 11211
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (718) 782-6200




                                 Not Applicable
          (Former name or former address, if changed since last report)






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ITEM 5.           OTHER EVENTS.

         Dime Community Bancshares, Inc., announced today that it has sold 9.25% Subordinated Notes Due May 1, 2010 in the aggregate principal amount of $25.0 million. The notes issued in the offering were sold in a private transaction pursuant to an applicable exemption from registration under the Securities Act of 1933, as amended (the "Act") and have not been registered under the Act.


         A press release, issued on April 12, 2000, describing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                       DESCRIPTION
    -----------                       -----------
        99.1                Press Release issued April 12, 2000









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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIME COMMUNITY BANCSHARES, INC.


                                        By:   /s/ Kenneth J. Mahon
                                              ----------------------------------
                                              Kenneth J. Mahon
                                              Executive Vice President and Chief
                                              Financial Officer

Dated: April 12, 2000


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



                                  EXHIBIT INDEX



          EXHIBIT                               DESCRIPTION
          -------                               -----------
            99.1            Press Release issued April 12, 2000







































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